UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   December 1, 2004
                                                      --------------------------


                               PTEK HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)


            000-27778                                     59-3074176
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    (Commission File Number)                   (IRS Employer Identification No.)


   3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia           30326
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         (Address of Principal Executive Offices)               (Zip Code)


                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
-----------------------------------

     On December 1, 2004, PTEK Holdings, Inc. (the "Company") issued press releases announcing its plans to change its corporate name to Premiere Global Services, Inc. and to transfer the listing of its common stock to the New York Stock Exchange(R) from the NASDAQ National Market(R). The Company expects to file an amendment to its Articles of Incorporation to effect the corporate name change and anticipates its shares will begin trading under the symbol "PGI" on January 3, 2005. A copy of the press releases are attached as Exhibit 99.1 and
Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

     The information included or incorporated in this report, including Exhibit
99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

     (c)     Exhibits

Exhibit No.                                Description
-----------      ---------------------------------------------------------------

   99.1 Press Release, dated December 1, 2004, announcing the corporate name change.

   99.2 Press Release, dated December 1, 2004, announcing the transfer of the listing of common stock to the New York Stock Exchange.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PTEK HOLDINGS, INC.


Date:  December 1, 2004                      By:  /s/ L. Scott Askins
                                                  ------------------------------
                                                  L. Scott Askins
                                                  Senior Vice President - Legal,
                                                  General Counsel and Secretary



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


                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------      ---------------------------------------------------------------

   99.1 Press Release, dated December 1, 2004, announcing the corporate name change.

   99.2 Press Release, dated December 1, 2004, announcing the transfer of the listing of common stock to the New York Stock Exchange.




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